Supplement To The

Fidelity® Contrafund®

A Fund of Fidelity Contrafund

Fidelity Trend Fund

A Fund f Fidelity Trend Fund

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

Effective February 1, 2007, the following information replaces similar information found in the "Management Contracts" section beginning on page 27.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Contrafund's® performance to that of the S&P 500® or Trend Fund's performance to that of a blend of the performance of the S&P 500 and the Russell 1000® Growth Index.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contracts" section on page 29.

Computing the Performance Adjustment. The basic fee for each of Contrafund and Trend Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 for Contrafund, or a blend of the S&P 500 and the Russell 1000 Growth Index for Trend Fund. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to February 1, 2007, Trend Fund compares its performance to the S&P 500 (Prior Index). For the period beginning February 1, 2007, Trend Fund compares its performance to the Russell 1000 Growth Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Trend Fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning February 1, 2007 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Trend Fund, they may designate a successor index to be substituted.

Effective February 1, 2007, the following information replaces similar information found in the "Management Contracts" section on page 29.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on Contrafund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. The records of the S&P 500 and Russell 1000 Growth Index for Trend Fund are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Trend Fund's performance compared to the blended investment records of the S&P 500 and the Russell 1000 Growth Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

CTFB-07-01 January 26, 2007
1.799798.105